Exhibit 99.1

Quoin Pharmaceuticals Announces Private Placement Financing of Up to $50.0 Million

August 28, 2026

ASHBURN, Va., Aug. 28, 2026 (GLOBE NEWSWIRE) -- Quoin Pharmaceuticals Ltd. (NASDAQ: QNRX) (the “Company” or “Quoin”), a late clinical-stage specialty pharmaceutical company focused on rare and orphan diseases, today announced that it has entered into a securities purchase agreement with new and existing healthcare-focused institutional investors to raise up to approximately $50.0 million in gross proceeds, including initial upfront funding of approximately $30.8 million and up to an additional approximately $19.2 million upon the potential cash exercise of accompanying ordinary warrants at the election of the investors.

The financing includes participation from healthcare-focused investors, including Sirenia Capital Management LP, Sphera Healthcare, AIGH Capital Management, Nantahala Capital, StemPoint Capital LP, and Stonepine Capital Management, among others, as well as members of the Company’s management team and Board of Directors.

Leerink Partners is acting as lead placement agent for the private placement. BTIG and Lake Street Capital Markets are acting as co-placement agents for the private placement.

Pursuant to the terms of the securities purchase agreement, Quoin will issue an aggregate of 6,305,300 American Depositary Shares (“ADSs”) (or pre-funded warrants in lieu thereof) and accompanying ordinary warrants to purchase up to an aggregate of 3,152,650 ADSs, as described below, at a combined purchase price of $4.88 per ADS and accompanying ordinary warrant, in accordance with the "Minimum Price" requirement as defined in the Nasdaq rules.

The accompanying ordinary warrants will have an exercise price of $6.10 per ADS for an aggregate exercise price of up to approximately $19.2 million. The accompanying ordinary warrants will be immediately exercisable and will expire on the earlier of (i) five years from the closing date of the private placement or (ii) 30 days after the Company's public announcement that the primary endpoint has been met in the Company’s clinical trial CL-QRX003-004, evaluating QRX003 for the treatment of Netherton Syndrome.

In lieu of ADSs, certain investors are purchasing pre-funded warrants at a combined purchase price of $4.8799 per pre-funded warrant and accompanying ordinary warrant, which equals the purchase price per ADS and accompanying ordinary warrant less $0.0001, which is in turn equal to the exercise price of each pre-funded warrant.

The private placement is expected to close on or about August 31, 2026 subject to the satisfaction of customary closing conditions.

Quoin intends to use the upfront net proceeds from the private placement for general corporate purposes, which may include operating expenses, research and development, including completion of clinical development of QRX003 for Netherton Syndrome, working capital, future acquisitions and general capital expenditures. The aggregate net proceeds (assuming the cash exercise of all accompanying warrants) are expected to be sufficient to fund the Company into the second half of 2029.

The offer and sale of the foregoing securities, including the ADSs, pre-funded warrants, and accompanying ordinary warrants, are being made in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, and the securities have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the ADSs purchased in the private placement and the ADSs underlying the pre-funded and ordinary warrants.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

About Quoin Pharmaceuticals Ltd.

Quoin Pharmaceuticals Ltd. is a late clinical-stage specialty pharmaceutical company focused on developing and commercializing therapeutic products that treat rare and orphan diseases. We are committed to addressing unmet medical needs for patients, their families, communities, and care teams. Quoin’s innovative pipeline is focused on two key platform products, QRX003 and QRX009, that collectively have the potential to target a broad number of rare and orphan indications, including Netherton Syndrome, Peeling Skin Syndrome, Palmoplantar Keratoderma, Pachyonychia Congenita, Gorlin Syndrome and Tuberous Sclerosis Complex, microcystic lymphatic malformations, venous malformations, angiofibromas and others.

Cautionary Note Regarding Forward-Looking Statements

The Company cautions that statements in this press release that are not a description of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “look forward to,” and “will,” among others. All statements that reflect the Company’s expectations, assumptions, projections, beliefs, or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to: the Company’s ability to consummate the closing of the offering when intended and the intended use of proceeds, the Company’s ability to satisfy closing conditions for the offering, the filing of a registration statement with the Securities and Exchange Commission registering the resale of the ADSs purchased in the private placement and the ADSs underlying the pre-funded and ordinary warrants, whether or when the primary endpoint of the clinical trial CL-QRX003-004 for the treatment of Netherton Syndrome may be met, and Quoin’s belief that its products in development collectively have the potential to target a broad number of rare and orphan indications, including Netherton Syndrome, Peeling Skin Syndrome, Palmoplantar Keratoderma, Pachyonychia Congenita, Gorlin Syndrome, Tuberous Sclerosis Complex, Microcystic Lymphatic Malformations, Venous Malformations, Angiofibroma and others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the clinical studies may not generate the results anticipated, the Company’s ability to recruit additional pediatric subjects, or the clinical studies not generating data which is sufficiently robust and comprehensive to support an NDA filing and the Company’s ability to obtain regulatory approvals. More detailed information about the risks and uncertainties affecting the Company is summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in other filings the Company has made and may make with the Securities and Exchange Commission in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

For further information, contact:

Quoin Pharmaceuticals Ltd.

Michael Myers, Ph.D., CEO

mmyers@quoinpharma.com

Investor Relations

PCG Advisory

Jeff Ramson

jramson@pcgadvisory.com

(646) 863-6341